UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2015 (June 15, 2015)

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 15, 2015, SM Energy Company (the “Company”) issued a press release announcing its participation in certain upcoming investor events as well as additional detail concerning its NGL realized prices.  In conjunction with this press release, the Company also posted an updated investor presentation to its website.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.  A copy of the updated investor presentation is furnished as Exhibit 99.2 to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated June 15, 2015 entitled, “SM Energy Announces Participation in Upcoming Investor Events and Provides Additional Detail on NGL Realized Prices”
	Exhibit 99.2	Presentation slides dated June 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: June 15, 2015	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Financial Reporting Director and Assistant Secretary